                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  September 10, 2003
                                                        --------------------



                          The Williams Companies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware              1-4174               73-0569878
          ---------------       ---------------     -------------------
          (State or other         (Commission        (I.R.S. Employer
          jurisdiction of        File Number)       Identification No.)
          incorporation)



      One Williams Center, Tulsa, Oklahoma                         74172
    ----------------------------------------                    ----------
    (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code:  918/573-2000
                                                           ----------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On September 10, 2003, The Williams Companies, Inc. ("Williams") announced that it has has entered into two transactions for the sale of assets the company has previously identified for divestiture including the sale of the natural gas liquids fractionation, storage and distribution business at its Redwater, Alberta, plant and its investment in American Soda, LLP.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a)         None

b)         None

c)         Exhibits

        Exhibit 99.1 Copy of Williams' press release dated September 10, 2003, publicly reporting the matters discussed herein, furnished pursuant to Item 9.

Item 9. Regulation FD Disclosure.

           On September 10, 2003, Williams issued a press release publicly reporting the matters discussed herein. A copy of the press release is furnished as Exhibit 99.1 to this report.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE WILLIAMS COMPANIES, INC.


Date: September 12, 2003                /s/ Brian K. Shore
                                        -------------------------------------
                                        Name:  Brian K. Shore
                                        Title: Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

 99.1 Copy of Williams' press release dated September 10, 2003, publicly reporting the matters discussed herein.